                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)       April 22, 2002


                                    DPL INC.
             (Exact name of registrant as specified in its charter)

               OHIO                            1-9052                     31-1163136
     (State or other jurisdiction      (Commission File Number)        (I.R.S. Employer
     of incorporation)                                                 Identification No.)


                     1065 WOODMAN DRIVE, DAYTON, OHIO           45432
               (Address of principal executive offices)      (Zip Code)


                                  937-224-6000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Item 5.    Other Events
           ------------

     DPL Inc. issued a news release, dated April 21, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

     (c)   Exhibits

           Exhibit 99    News Release of DPL Inc., dated April 21, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         DPL INC.
                                            ------------------------------------
                                                     (Registrant)



Date:     April 21, 2002                     /s/ Elizabeth M. McCarthy
      -------------------------             ----------------------------------
                                                 Elizabeth M. McCarthy
                                             Group Vice President and CFO

                                       -2-